UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 22, 2005

GMH COMMUNITIES TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-32290	201181390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10 Campus Boulevard
Newtown Square, Pennsylvania 19073

(Address of principal executive offices)

(610) 355-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

On March 22, 2005, GMH Communities Trust (the “Trust”), through its operating partnership, acquired all of the interests in WHGMH Realty, L.L.C. (“WHGMH”) and W9/JP-M Real Estate Limited Partnership (“W9/JP-M”), the entities that respectively own the student housing properties known as State College Park and Nittany Crossing, both located in State College, Pennsylvania. The interests in WHGMH were acquired pursuant to an Agreement for Sale of Membership Interests, dated as of March 22, 2005 (“State College Agreement for Sale”), by and among GMH Communities, LP (“Operating Partnership”), State College Intermediate, LLC (“State College Intermediate”), Whitehall V-S Real Estate Limited Partnership (“Whitehall”), Bridge Street Real Estate Fund 1996, L.P. (“Bridge”), Stone Street GMH-S Corp. (“Stone Street”), Stone Street Real Estate Fund 1996, L.P. (“Stone Street Fund”, and together with Whitehall, Bridge and Stone Street, the “State College Whitehall Sellers”), GH College Park, Inc. (“GH College Park”), Gary M. Holloway, Sr., Bruce F. Robinson, Frank Tropea, Joseph M. Coyle, Michael Mayock, Louis Battagliese, Robert DiGiuseppe, Denise Hubley, David Forrest, Michael Maher, and Cathy Coyle.  The interests in W9/JP-M were acquired pursuant to an Agreement for Sale of Partnership Interests, dated as of March 22, 2005 (“Nittany Crossing Agreement for Sale”), by and among the Operating Partnership, Nittany Crossing Intermediate, LLC (“Nittany Crossing Intermediate”), Whitehall Street Real Estate Limited Partnership IX (“Whitehall IX”), Bridge Street Real Estate Fund 1998, L.P. (“Bridge 1998”), W9/JP-M Gen-Par, Inc. (“Gen-Par”), Stone Street W9/JP-M Corp. (“Stone Street W9/JP-M”, and together with Whitehall IX, Bridge 1998, and Gen-Par, the “Nittany Crossing Whitehall Sellers”), Gary M. Holloway, Sr., Bruce F. Robinson, Frank Tropea, Joseph M. Coyle, Michael Mayock, Louis Battagliese, Robert DiGiuseppe, Denise Hubley, David Forrest, Michael Maher, Cathy Coyle, and GHJP, Inc. (“GHJP”).  As a result of the related party nature of these agreements between the Operating Partnership and several executive officers or trustees and other employees of the Trust, the transactions contemplated by both of the State College Agreement for Sale and the Nittany Crossing Agreement for Sale were approved by the Trust’s Audit Committee, in accordance with the Trust’s Code of Business Conduct and Ethics.

Under the terms of the State College Agreement for Sale, the Operating Partnership and State College Intermediate, an indirect wholly owned subsidiary of the Operating Partnership, agreed to purchase the interests in WHGMH for an aggregate purchase price of approximately $19.0 million (the “State College Purchase Price”); and under the Nittany Crossing Agreement for Sale, the Operating Partnership and Nittany Crossing Intermediate, an indirect wholly owned subsidiary of the Operating Partnership, agreed to purchase the interests in W9/JP-M for an aggregate purchase price of approximately $19.1 million (the “Nittany Crossing Purchase Price”).  The portions of the State College Purchase Price and the Nittany Crossing Purchase Price payable to the State College Whitehall Sellers, the Nittany Crossing Whitehall Sellers, Frank Tropea, Michael Mayock, Louis Battagliese, David Forrest, Michael Maher, Cathy Coyle, and GH College Park and GHJP, entities wholly owned by Gary M. Holloway, Sr., were paid in cash, for an aggregate net cash purchase price of approximately $8.96 million in exchange for their interests in WHGMH and approximately $9.53 million in exchange for their interests in W9/JP-M. The remainder of the State College Purchase Price was payable to Gary M. Holloway, Sr., Bruce F. Robinson, Joseph M. Coyle, Robert DiGiuseppe and Denise Hubley in the form of an aggregate of approximately 70,875 units of limited partnership interest in the Operating Partnership; and the remainder of the Nittany College Purchase Price was payable to Gary M. Holloway, Sr., Bruce F. Robinson, Joseph M. Coyle, Robert DiGiuseppe and Denise Hubley in the form of an aggregate of approximately 67,147 units of limited partnership interest in the Operating Partnership.  The contribuition of the interests in WHGMH and W9/JP-M to the Operating Partnership were made pursuant to two separate Contribution Agreements, each dated as of March 22, 2005, by and among, the Operating Partnership, Gary M. Holloway, Sr., Bruce F. Robinson, Joseph M. Coyle, Robert DiGiuseppe and Denise Hubley.  Gary M. Holloway Sr., the Trust’s chairman, president and chief executive officer, Bruce F. Robinson, the Trust’s president of military housing business and a trustee, and Joseph M. Coyle, the Trust’s president of student housing business, each received units of limited partnership interest in the Operating Partnership in the following respective amounts:  123,523, 8,913 and 3,842.

The Trust issued a press release on March 23, 2005 announcing the acquisition of the State College Park and Nittany Crossing properties, a copy of which is filed as an exhibit to this report and is incorporated by reference herein.  In addition, copies of the State College Agreement for Sale, the Nittany Crossing Agreement for Sale and each of the Contribution Agreements referenced above are filed as exhibits to this report, the terms of which are incorporated by reference herein.

Item 9.01.                                          Financial Statements and Exhibits.

(a)          Financial Statements of Business Acquired.  None.

(b)         Pro Forma Financial Information.  None.

(c)          Exhibits.

Exhibit Number	Description

10.1

Agreement for Sale of Membership Interests, dated as of March 22, 2005, by and among, GMH Communities, LP, State College Intermediate, LLC, Whitehall V-S Real Estate Limited Partnership, Bridge Street Real Estate Fund 1996, L.P., Stone Street GMH-S Corp., Stone Street Real Estate Fund 1996, L.P., GH College Park, Inc., Gary M. Holloway, Sr., Bruce F. Robinson, Frank Tropea, Joseph M. Coyle, Michael Mayock, Louis Battagliese, Robert DiGiuseppe, Denise Hubley, David Forrest, Michael Maher, and Cathy Coyle.

10.2

Agreement for Sale of Partnership Interests, dated as of March 22, 2005, by and among, GMH Communities, LP, Nittany Crossing Intermediate, LLC, Whitehall Street Real Estate Limited Partnership IX, Bridge Street Real Estate Fund 1998, L.P., W9/JP-M Gen-Par, Inc., Stone Street W9/JP-M Corp., Gary M. Holloway, Sr., Bruce F. Robinson, Frank Tropea, Joseph M. Coyle, Michael Mayock, Louis Battagliese, Robert DiGiuseppe, Denise Hubley, David Forrest, Michael Maher, and Cathy Coyle.

10.3

Contribution Agreement, dated as of March 22, 2005, by and among, GMH Communities, LP, Gary M. Holloway, Sr., Bruce F. Robinson, Joseph M. Coyle, Robert DiGiuseppe and Denise Hubley, relating to the interests in WHGMH Realty, L.L.C.

10.4

Contribution Agreement, dated as of March 22, 2005, by and among, GMH Communities, LP, Gary M. Holloway, Sr., Bruce F. Robinson, Joseph M. Coyle, Robert DiGiuseppe and Denise Hubley, relating to the interests in W9/JP-M Real Estate Limited Partnership.

99.1	Press Release, dated March 23, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 28, 2005

GMH COMMUNITIES TRUST

	By:	/s/ Joseph M. Macchione
	Name:	Joseph M. Macchione
	Title:	Senior Vice President, General Counsel, and Secretary

Exhibit Index

Exhibit Number	Description

10.1

Agreement for Sale of Membership Interests, dated as of March 22, 2005, by and among GMH Communities, LP, State College Intermediate, LLC, Whitehall V-S Real Estate Limited Partnership, Bridge Street Real Estate Fund 1996, L.P., Stone Street GMH-S Corp., Stone Street Real Estate Fund 1996, L.P., GH College Park, Inc., Gary M. Holloway, Sr., Bruce F. Robinson, Frank Tropea, Joseph M. Coyle, Michael Mayock, Louis Battagliese, Robert DiGiuseppe, Denise Hubley, David Forrest, Michael Maher, and Cathy Coyle.

10.2

Agreement for Sale of Partnership Interests, dated as of March 22, 2005, by and among GMH Communities, LP, Nittany Crossing Intermediate, LLC, Whitehall Street Real Estate Limited Partnership IX, Bridge Street Real Estate Fund 1998, L.P., W9/JP-M Gen-Par, Inc., Stone Street W9/JP-M Corp., Gary M. Holloway, Sr., Bruce F. Robinson, Frank Tropea, Joseph M. Coyle, Michael Mayock, Louis Battagliese, Robert DiGiuseppe, Denise Hubley, David Forrest, Michael Maher, and Cathy Coyle.

10.3

Contribution Agreement, dated as of March 22, 2005, by and among GMH Communities, LP, Gary M. Holloway, Sr., Bruce F. Robinson, Joseph M. Coyle, Robert DiGiuseppe and Denise Hubley, relating to the contribution of interests in WHGMH Realty, L.L.C.

10.4

Contribution Agreement, dated as of March 22, 2005, by and among GMH Communities, LP, Gary M. Holloway, Sr., Bruce F. Robinson, Joseph M. Coyle, Robert DiGiuseppe and Denise Hubley, relating to the contribution of interests in W9/JP-M Real Estate Limited Partnership.

99.1	Press Release, dated March 23, 2005.